March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2022

The following changes will take effect on April 29, 2022:

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The contingent deferred sales charge holding period for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The dollar amount at which investors may qualify for a sales charge discount for Class A shares of the Fund will be increased to $50,000. Accordingly, the cumulative net asset value per share of Class A shares of the Fund being purchased in a single transaction (together with other shares of Morgan Stanley Funds), as described in the section "Fees and Expenses" in the Summary Prospectus, at which investors may qualify for a sales charge discount will be $50,000 or more. In addition, the front-end sales charge schedule for Class A shares of the Fund as well as the dealer commission as a percentage of offering price schedule will be amended.

Accordingly, the following changes will be made to the Summary Prospectus effective April 29, 2022:

In the section of the Summary Prospectus entitled "Fees and Expenses", the dollar amount at which investors may qualify for a sales charge discount for Class A shares of the Fund will be increased to $50,000 or more.

Footnote 1 in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

In the second paragraph in the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares," the minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUROPPSUMPROSPT